COMMITMENTS AND CONTINGENT LIABILITIES	6 Months Ended
Jun. 30, 2024
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES	COMMITMENTS AND CONTINGENT LIABILITIES
Assets Pledged

(in millions of $)	June 30, 2024	December 31, 2023
Vessels, rigs and equipment, net	2,632	2,508
Investments in sales-type leases	39	56
Book value of consolidated assets pledged under ship mortgages	2,671	2,564

Assets with finance lease liabilities

(in millions of $)	June 30, 2024	December 31, 2023
Vessels under finance lease, net	553	573
Total book value	553	573

The Company has funded its acquisition of vessels, jack-up rig and harsh environment semi-submersible rig through a combination of equity, short term debt and long term debt. Providers of long term loan facilities usually require that the loans be secured by mortgages against the assets being acquired.

Other Contractual Commitments and Contingencies

The Company has arranged insurance for the legal liability risks for its shipping activities with various mutual protection and indemnity associations in which the Company is subject to calls payable to the associations based on the Company’s claims record in addition to the claims records of all other members of the associations. A contingent liability exists to the extent that the claims records of the members of the associations in the aggregate show significant deterioration, which may result in additional calls on the members. The Company also has similar partially mutual insurance arrangements for its rigs.

As of June 30, 2024, the Company had a signed drilling contract with Equinor Canada Ltd. (“Equinor”) for the harsh environment semi-submersible rig Hercules. The rig commenced drilling with Equinor in Canada in July 2024.

Capital commitments

As of June 30, 2024, the Company had committed to pay $267.6 million in relation to the acquisition of two remaining LR2 product tankers under construction from entities related to the Company’s largest shareholder, Hemen, and two LNG dual-fuel chemical tankers from unrelated third parties. One of the chemical tankers, SFL Aruba, was delivered in August 2024 and immediately commenced trading in a pool with Stolt Tankers. One of the LR2 product tankers, SFL Taurus, was also delivered in August 2024 and immediately commenced a long term charter to a third party. (See Note 17: Subsequent Events). The remaining two vessels are expected to be delivered in the third and fourth quarter of 2024 and are contracted to commence long term charters to third parties.

Also as of June 30, 2024, the drilling rig Linus was undergoing its second special periodic survey (“SPS”). The Company expects the remaining cost to be approximately $27.0 million  in respect of the SPS and other upgrades.
Other contingencies

On March 5, 2023, SFL Hercules Ltd., a subsidiary of the Company, served Seadrill Ltd. (“Seadrill”) with a claim filed in the Oslo District Court in Norway, relating to the redelivery of the drilling rig, Hercules, in December 2022. The Company has made the claim as it believes that the rig was not redelivered in the condition required under the contract with Seadrill and the Company is therefore seeking damages. The court case is currently scheduled to commence in mid-August 2024.

The Company is routinely party both as plaintiff and defendant to lawsuits in various jurisdictions under charter hire obligations arising from the operation of its vessels in the ordinary course of business. The Company believes that the resolution of such claims will not have a material adverse effect on its results of operations or financial position. The Company has not recognized any contingent gains or losses arising from the pending results of any such lawsuits.